Contingent Liabilities	12 Months Ended
Dec. 31, 2017
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Contingent Liabilities
34.	CONTINGENT LIABILITIES

Randgold and Exploration summons

On 21 August 2008, Gold Fields Operations Limited, or GFO, formerly known as Western Areas Limited, a subsidiary of Gold Fields, received a summons from Randgold and Exploration Company Limited, or R&E, and African Strategic Investment (Holdings) Limited. The summons claims that during the period that GFO was under the control of Brett Kebble, Roger Kebble and others, GFO assisted in the unlawful disposal of shares owned by R&E in Randgold Resources Limited, or Resources, and Afrikander Lease Limited, now Uranium One.

The claims have been computed in various ways. The highest claims have been computed on the basis of the highest prices of Resources and Uranium One between the dates of the alleged thefts and May 2017 (approximately R43.7 billion). The alternative claims will be computed based on the value of the shares as at the date of judgement (which is not yet calculable), plus dividend amounts that would have been received and based on the market value of the shares at the time they were allegedly misappropriated, plus dividends that would have been received (cumulatively equating to approximately R26.9 billion).

Simultaneously with delivering its plea, GFO joined certain third parties to the action (namely JCI Limited, JC Lamprecht, RAR Kebble and the deceased and insolvent estate of BK Kebble), in order to enable it to claim compensation against such third parties in the event that the plaintiffs are successful in one or more of their claims. In addition, notices in terms of section 2(2)(b) of the Apportionment of Damages Act, 1956 were served on various parties by GFO, in order to enable it to make a claim for a contribution against such parties in terms of the Apportionment of Damages Act, should the plaintiffs be successful in one or more of its claims.

A case manager has been appointed to manage the process to ensure that it progresses and that a trial date is allocated in due course.

GFO’s assessment remains that it has sustainable defences to these claims and, accordingly, GFO’s attorneys were instructed to vigorously defend the claims.

The ultimate outcome of the claims cannot presently be determined and, accordingly, no adjustment for any effects on the Company that may result from these claims, if any, has been made in the consolidated financial statements.

Silicosis

Class action

A consolidated application has been brought against several South African mining companies, including Gold Fields, for certification of a class action on behalf of current or former mineworkers (and their dependants) who have allegedly contracted silicosis and/or tuberculosis while working for one or more of the mining companies listed in the application.

In May 2016, the South African South Gauteng High Court ordered, among other things, the certification of a silicosis class and a tuberculosis class.

The High Court ruling did not represent a ruling on the merits of the cases brought against the mining companies. The Supreme Court of Appeal granted the mining companies leave to appeal against all aspects of the May 2016 judgement. The appeal hearing before the Supreme Court of Appeal was scheduled to be heard in March 2018.

On 10 January 2018, it was announced that attorneys representing all appellants and all respondents involved in the above appeal hearing before the Supreme Court of Appeal have written to the Registrar of the Supreme Court of Appeal asking that the appeal proceedings be postponed until further notice. The Supreme Court of Appeal has granted approval for the postponement. The joint letter written to the Registrar of the Supreme Court of Appeal explained that good faith settlement negotiations between the Occupational Lung Disease Working Group (see below) and claimants’ legal representatives have reached an advanced stage. In view of that, all parties consider it to be in the best interests of judicial economy and the efficient administration of justice that the matter be postponed.

Individual action

In addition to the class action above, an individual silicosis-related action has been instituted against Gold Fields and another mining company. In February 2018, the defendants (including Gold Fields) and the plaintiff entered into a confidential settlement agreement in full and final settlement of this matter.

Occupational Lung Disease Working Group

The Occupational Lung Disease Working Group was formed in fiscal 2014 to address issues relating to compensation and medical care for occupational lung disease in the South African gold mining industry.

The Working Group, made up of African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Gold Fields, Harmony and Sibanye-Stillwater, has had extensive engagements with a wide range of stakeholders since its formation, including government, organised labour, other mining companies and the legal representatives of claimants who have filed legal actions against the companies.

The members of the Working Group are among respondent companies in a number of legal proceedings related to occupational lung disease, including the class action referred to above. The Working Group is however of the view that achieving a comprehensive settlement which is both fair to past, present and future employees and sustainable for the sector, is preferable to protracted litigation.

The Working Group will continue with its efforts to find common ground with all stakeholders, including government, labour and the claimants’ legal representatives.

Financial provision

As at 30 June 2017, as a result of the ongoing work of the Working Group and engagements with affected stakeholders since 31 December 2016, Gold Fields provided an amount of US$30.2 million in the statement of financial position for its share of the estimated cost in relation to the Working Group of a possible settlement of the class action claims and related costs. The nominal value of this provision was US$40.5 million.

Gold Fields believes that this remains a reasonable estimate of its share of the estimated cost in relation to the Working Group of a possible settlement of the class action claims and related costs. The provision at 31 December 2017 of US$31.9 million increased due to the effect of unwinding and translation. The nominal value of this provision remains unchanged at US$40.5 million.

The ultimate outcome of these matters remains uncertain, with a possible failure to reach a settlement or to obtain the requisite court approval for a potential settlement. The provision is consequently subject to adjustment in the future, depending on the progress of the Working Group discussions, stakeholder engagements and the ongoing legal proceedings.

Acid mine drainage

Acid mine drainage (“AMD”) or acid rock drainage (“ARD”), collectively called acid drainage (“AD”) is formed when certain sulphide minerals in rocks are exposed to oxidising conditions (such as the presence of oxygen, combined with water). AD can occur under natural conditions or as a result of the sulphide minerals that are encountered and exposed to oxidation during mining or during storage in waste rock dumps, ore stockpiles or tailings dams. The acidic water that forms usually contains iron and other metals if they are contained in the host rock.

Gold Fields has identified incidences of AD, and the risk of potential short-term and long-term AD issues, specifically at its Cerro Corona, South Deep and Damang mines and, at currently immaterial levels, its Tarkwa and St Ives mines. The AD issues at Damang mine are confined to the rex open pit.

Gold Fields commissioned additional technical studies during 2015 to identify the steps required to prevent or mitigate the potentially material AD impacts at its Cerro Corona, Damang and South Deep operations, but none of these studies have allowed Gold Fields to generate a reliable estimate of the total potential impact on the Group. Gold Fields’ mine closure cost estimates for 2017 contain costs for the aspects of AD management which the Group has reliably been able to estimate.

Gold Fields continues to investigate technical solutions at its South Deep, Cerro Corona and Damang mines to better inform appropriate short- and long-term mitigation strategies for AD management and to work towards a reasonable cost estimate of these potential issues. Further studies are planned for 2018.

No adjustment for any effects on the Group that may result from AD, if any, has been made in the consolidated financial statements other than through the Group’s normal environmental rehabilitation costs provision (refer note 25.1).

Native Claim

On 14 October 2016, the High Court denied a request which affirmed that while St. Ives’ rights as tenement holder and the Ngadju people’s native title rights shall coexist, St. Ives’ rights shall prevail should there be any inconsistencies. This decision left no other opportunity for review or appeal and therefore, the matter is now considered closed in respect of Gold Fields.

South Deep tax dispute

The South Deep mine (“South Deep”) is jointly owned and operated by GFIJVH (50%) and GFO (50%).

At 31 December 2017, South Deep’s gross deductible temporary differences amounted to US$1,834.4 million (R23,076.4 million), resulting in a deferred tax asset balance of US$550.4 million (R6,923.0 million) in addition to other taxable temporary differences. This amount is included in the consolidated deferred tax asset of US$72.0 million on Gold Fields’ statement of financial position. South Deep’s gross deductible temporary differences comprises unredeemed capital expenditure balances of US$743.3 million (R9,350.3 million) (tax effect: US$223.0 million (R2,805.1 million)) at GFIJVH and US$716.4 million (R9,011.9 million) (tax effect: US$214.9 million (R2,703.6 million)) at GFO, a capital allowance balance (additional capital allowance) of US$182.2 million (R2,292.0 million) (tax effect: US$54.7 million (R687.6 million)) at GFIJVH and an assessed loss balance of US$192.5 million (R2,422.2 million) (tax effect: US$57.8 million (R726.7 million)) at GFO.

During the September 2014 quarter, the South African Revenue Services (“SARS”) issued a Finalisation of Audit Letter (“the Audit Letter”) stating that SARS has restated GFIJVH’s Additional Capital Allowance balance reflected on its 2011 tax return from US$182.2 million (R2,292.0 million) to nil. The tax effect of this amount is US$54.7 million (R687.6 million), that being referred to above as the “Additional Capital Allowance”.

The Additional Capital Allowance was claimed by GFIJVH in terms of section 36(11)(c) of the South African Income Tax Act, 1962 (the Act). The Additional Capital Allowance provides an incentive for new mining development and only applies to unredeemed capital expenditure. The Additional Capital Allowance allows a 12% capital allowance over and above actual capital expenditure incurred on developing “a deep level gold mine, as well as a further annual 12% allowance on the mine’s unredeemed capital expenditure balance brought forward, until the year that the mine starts earning mining taxable income (i.e. when all tax losses and unredeemed capital expenditure have been fully utilised).

In order to qualify for the Additional Capital Allowance, South Deep must qualify as a “post-1990 gold mine” as defined in the Act. A “post-1990 gold mine”, according to the Act, is defined as a gold mine which, in the opinion of the Director-General: Mineral and Energy Affairs, is an independent workable proposition and in respect of which a mining authorisation for gold mining was issued for the first time after 14 March 1990”.

During 1999, the Director-General: Minerals and Energy Affairs (“DME”) and SARS confirmed, in writing, that GFIJVH is a “post-1990 gold mine” as defined, and therefore qualified for the Additional Capital Allowance. Relying on these representations, GFIJVH subsequently filed its tax returns on this basis, as was confirmed by the DME and SARS.

In the Audit Letter, SARS stated that both the DME and SARS erred in issuing the confirmations as mentioned above and that GFIJVH does not qualify as a “post-1990 gold mine” and therefore does not qualify for the Additional Capital Allowance.

The Group has taken legal advice on the matter and was advised by external Senior Counsel that SARS should not be allowed to disallow the claiming of the additional capital allowance. GFIJVH has in the meantime not only formally appealed against the position taken by SARS, but also filed an application in the High Court and will vigorously defend its position. No resolution was achieved during the year as the Tax Court allowed SARS to amend its grounds of assessment in the days leading up to the commencement of the trial. Consequently the Tax Court proceedings could not be completed in the time allotted for the hearing. The continuance of the Tax Court hearing is expected to take place during 2019.

The Group is currently reviewing all its legal remedies, which include approaching the High Court for a declaratory order.

Accordingly, no adjustment for any effects on the Group that may result from the proceedings, if any, has been made in the consolidated financial statements.